SUN CAPITAL ADVISERS TRUST

SC Goldman Sachs Mid Cap Value Fund

Supplement dated January 5, 2009

To the Initial Class and Service Class Prospectuses, each dated May 1, 2008

This supplement provides information regarding changes to SC Goldman Sachs Mid Cap Value Fund (the “Fund”).  Effective December 31, 2008, Melissa R. Brown, one of the named portfolio managers for the Fund, has retired.  Accordingly, all references to Melissa R. Brown in the Initial Class prospectus and the Service Class prospectus are hereby deleted.  The remaining three portfolio managers named for the Fund in the prospectuses will continue to manage the Fund.